Exhibit 99.1
PLACEMENT AGENCY AGREEMENT

April 1, 2011

Rodman & Renshaw, LLC
1251 Avenue of the Americas
20th Floor
New York, New York 10020

Gentlemen:

Novelos Therapeutics, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement with Rodman & Renshaw, LLC, a Delaware limited liability company (the “Placement Agent”), as set forth herein (the “Agreement”).  Unless the context otherwise requires, as used herein, all references to “the Company” shall be deemed to refer to Novelos Therapeutics, Inc., a Delaware corporation, and each of its subsidiaries, predecessors and successors, if any, after giving retroactive effect to the Offering and the Merger, as such terms are defined below.

1.           Offering.

(a)           The Company will offer (the “Offering”) for sale through the Placement Agent, as the exclusive agent for the Company, and its respective selected dealers, up to a maximum of 12,000,000 units (each a “Unit” and, collectively, the “Units”) at a price of $0.75 per Unit or such other amount agreed to by the Company (the “Unit Purchase Price”).  Each Unit shall include the following: (i) one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”); and (ii) (iii) a warrant to purchase one share of Common Stock at a price of $0.75 per whole share on or before March 31, 2016 (each a “Warrant” and, collectively, the “Warrants”).  The aggregate number of shares of Common Stock included in the Units (but not the Warrant Shares, as defined below) is referred to herein as the “Shares.”  The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.”  The Units, the Shares, the Warrants, the Warrant Shares, the Placement Agent Warrant (as defined in Section 3(f) below) and the Placement Agent Warrant Shares (as defined in Section 3(f) below) are collectively referred to herein as the “Securities.”

(b)           Placement of the Units by the Placement Agent will be made on a reasonable efforts “all-or-none” basis with respect to the Minimum Amount and on a reasonable efforts basis with respect to the Maximum Amount.  The Units will be offered to potential subscribers (the “Investors”), which may include related parties of the Placement Agent or the Company, commencing on or about March __, 2011 (the “Commencement Date”), and will end on April 1, 2011; provided, however, the Company and the Placement Agent may extend the Offering up until April 11, 2011.  The date on which the Offering terminates is referred to in this Agreement as the “Termination Date” and the period beginning on the Commencement Date and ending on the Termination Date is referred to in this Agreement as the “Offering Period.”

(c)           The Placement Agent shall only tender to, and the Company shall only accept subscriptions from or sell Units to, persons or entities that qualify as (or are reasonably believed to be) “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).

(d)           The offering of the Units will be made by the Placement Agent on behalf of the Company solely pursuant to a Confidential Information Memorandum (the “Memorandum”), which at all times will be in form and substance acceptable to the Placement Agent and its counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, deem necessary and desirable to be set forth therein, including, but not limited, to forms of the Securities Purchase Agreement pursuant to which the Units will be issued (the “Securities Purchase Agreement”), Investor Questionnaire and other subscription documents (collectively, the “Subscription Documents”), and the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, a wholly owned subsidiary of the Company and Cellectar, Inc. (“Cellectar”) and the Placement Agent Warrant (as described in Section 3(f) below).  Collectively, this Agreement, the Subscription Documents, the Merger Agreement and the Placement Agent Warrant are referred to in this Agreement as the “Transaction Documents.”

2.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Placement Agent as follows:

(a)           The Memorandum has been diligently prepared by the Company, at its sole cost, in conformity with all applicable laws and all applicable rules and regulations (collectively, the “Regulations”) of the Securities and Exchange Commission (the “SEC”) relating to the Offering, including without limitation Regulation D, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Securities will be and have been offered and sold.  The Securities will be offered and sold pursuant to the registration exemption provided by Section 4(2) and/or Section 4(6) of the Act or pursuant to Regulation D as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Securities are being or will be offered for sale.  The Memorandum describes all material aspects, including attendant risks, of an investment in the Company.  The Company has not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Section 4(2) and/or Section 4(6) of the Act or Regulation D promulgated thereunder and knows of no reason why it would not qualify for any such exemption.  Neither the Company nor its affiliates has been subject to any order, judgment or decree of any court or governmental authority of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(b)           The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.  There is no fact that the Company has not disclosed in the Memorandum and of which the Company is aware that materially and adversely affects or could reasonably be expected to materially and adversely affect the business prospects, financial condition, operations, or assets of the Company.  .

(c)           Each of the representations and warranties of the Company set forth in the Section 5 of the Securities Purchase Agreement, as qualified by the Disclosure Schedules, thereto, the Memorandum and the SEC Filings (as defined in the Securities Purchase Agreement), is true and correct.

(d)           The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted after the Offering (as described in the Memorandum), to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Placement Agent Warrant and the Placement Agent Warrant Shares.  The execution and delivery of this Agreement and the Placement Agent Warrant has been duly authorized by the necessary corporate action.  This Agreement has been duly executed and delivered and constitutes, and the Placement Agent Warrant, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e)           Neither the (i) execution and delivery of, or performance by the Company under, this Agreement or the Placement Agent Warrant nor (ii) consummation of the transactions herein or contemplated in the Placement Agent Warrant conflicts with or violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under, any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the Company’s certificate of incorporation or bylaws or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

(f)           The Placement Agent Warrant Shares have been duly authorized for issuance and sale by all corporate action and when issued and paid for in accordance with the terms of the Placement Agent Warrant will be validly issued and fully paid and nonassessable.    [Note:  Subject matter of deleted representation is addressed in (d).]

(g)           No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Placement Agent Warrant or the Placement Agent Warrant Shares or the consummation of the transactions contemplated by this Agreement, except for required filings with the SEC and applicable “Blue Sky” or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

3.           Placement Agent Appointment and Compensation.

(a)           The Company hereby appoints the Placement Agent as its exclusive agent in connection with the Offering.  The Company acknowledges that the Placement Agent may use selected dealers and sub-agents to fulfill its agency hereunder provided that such dealers and sub-agents are compensated solely by the Placement Agent.  The Company has not and will not make, or permit to be made, any offers or sales of the Units other than through the Placement Agent without the Placement Agent’s prior written consent.  The Placement Agent has no obligation to purchase any of the Units.  The agency of the Placement Agent hereunder shall continue until the earlier of the Termination Date or the Closing Date.

(b)           The Company will cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the earlier of the Termination Date or the Closing Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.  The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(c)           The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested.  Prior to the closing of the Offering, if requested by the Placement Agent, the Company shall provide, at its own expense, credit or similar reports on such key management persons as the Placement Agent shall reasonably request.

(d)           At the closing of the Offering, the Company shall pay to the Placement Agent a cash placement fee equal to of the sum of (i) an amount equal to seven percent (7%) of the aggregate gross proceeds to the Company from the sale of Units in the Offering to persons other than Venture Investors, LLC or any of its affiliates (collectively, “Venture Investors”), current stockholders of Cellectar, Inc., or any investors introduced to the Company by Venture Investors or Cellectar (collectively, the “Discounted Investors”) plus (ii) an amount equal to three and one-half percent (3.5%) of the aggregate gross proceeds to the Company from the sale of the Units in the Offering from the Discounted Investors (such sum being referred to herein as the “Placement Agent’s Fee”).

(e)           At the closing of the Merger, the Company shall pay the Placement Agent an advisory cash fee of $250,000 (the “Merger Advisory Fee”).  The Placement Agent’s Fee and the Merger Advisory Fee will be payable at the closing of the Offering and will be deducted from the gross proceeds from the sale of the Securities.

(f)           As additional compensation, on the Closing Date the Company shall sell to the Placement Agent or its designees, for nominal consideration, a warrant to purchase such number of shares of Common Stock as shall equal the sum of (i) eight percent (8%) of the aggregate number of Shares sold in the Offering to persons other than the Discounted Investors plus (ii) two percent (2%) of the aggregate number of Shares sold in the Offering to the Discounted Investors (the “Placement Agent Warrant”). The shares of Common Stock issuable upon exercise of the Placement Agent Warrant are referred to herein as the “Placement Agent Warrant Shares.”  The Placement Agent Warrant shall have terms identical to the Warrants.  The Placement Agent Warrant Shares shall be registered by the Company together with the Shares and the Warrant Shares underlying the Units pursuant to the same terms and conditions as are set forth in Section 9 of the Securities Purchase Agreement, which is incorporated herein by reference for the benefit of the Placement Agent.

4.           Subscription and Closing Procedures.

(a)           Each prospective Investor will be required to complete and execute two (2) original omnibus signature pages for the Securities Purchase Agreement, which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 10 hereof, together with executed copies of all other documents contemplated by the Securities Purchase Agreement, any other documents reasonably requested by the Company, and such prospective purchaser’s check, wire transfer or other good funds in the full amount of the aggregate Unit Purchase Price for the total number of Units desired to be purchased.

(b)           All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited into non-interest bearing escrow account (the “Escrow Account”) established for such purpose with Signature Bank, a New York State chartered bank (the “Escrow Agent”).  All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among the Company, the Placement Agent, Venture Investors Early Stage Fund IV Limited Partnership (the “Lead Investor”) and the Escrow Agent dated March 7, 2011, as amended.  The Company will pay all fees related to the establishment and maintenance of the Escrow Account, regardless of whether a closing occurs hereunder. The Company, or the Placement Agent on the Company’s behalf (any such acceptance by the Placement Agent on the Company’s behalf to be subject to such guidelines as shall be agreed upon by the Placement Agent and the Company) will either accept or reject the Securities Purchase Agreement in a timely fashion and at the closing of the Offering will countersign the Securities Purchase Agreement and provide duplicate copies of such Agreements to the Placement Agent for delivery to the purchasers.  The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription.  The Company, or the Placement Agent on the Company’s behalf, will promptly return to prospective purchasers of Securities incomplete, improperly completed, improperly executed and rejected Securities Purchase Agreements and give written notice thereof to the Placement Agent upon such return.

(c)           The first closing of the Offering shall take place within ten (10) days of acceptance of complete and valid subscriptions for not less than $3,500,000 worth of Units (the “Minimum Amount”) and all of the conditions set forth elsewhere in this Agreement and the Securities Purchase Agreement are fulfilled.  Thereafter, additional closings my take place without regard to any minimum amount until the earlier of the Termination Date or the Offering is fully subscribed.  Delivery of payment for the accepted subscriptions from the funds held in the Escrow Account will be made by wire transfer from the Escrow Agent to the Company at closing against delivery by the Company of the Shares and the Warrants, which wire transfer shall be net of amounts due to the Placement Agent.  The Shares, the Warrants and the Placement Agent Warrant will be in such authorized denominations and issued in such names as the Placement Agent may request on or before the second full business day prior to the Closing Date.

(d)           If Securities Purchase Agreements for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated (the date of such termination being referred to herein as the “Expiration Date”), no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from prospective purchasers of Securities in the Offering  to be promptly returned to such subscribers without interest or offset.

5.           Further Covenants.  The Company hereby covenants and agrees that:

(a)           Except with the prior written consent of the Placement Agent (which consent shall not be unreasonably withheld), the Company shall not, at any time prior to the Closing Date, take any action that would cause any of the representations and warranties made by it in this Agreement not to be  true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date (except with respect to representations or warranties made as of a specific date, which shall be true and correct as of such date).

(b)           If, at any time prior to the closing of this Offering, any event shall occur that does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true, or in case it shall, in the reasonable opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable federal or state securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request.  The Company will not at any time, whether before or after the closing of this Offering, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have reasonably objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance in all material respects with the Act, the Regulations and other applicable securities laws.  As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Securities for offering or the suspension of any exemption for such qualification or registration of the Securities for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its reasonable best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)           The Company, at its own cost and expense, shall comply in all material respects with the Act, the Regulations, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Units are to be offered and in which the Company’s counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units (and the underlying Securities), and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d)           The Company, at its own cost and expense, shall use its reasonable best efforts to qualify the Units for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as may be mutually agreed to by the Company and the Placement Agent, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes.  The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request.

(e)           The Company shall place a legend on the certificates representing any of the Securities stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws and setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)           The Company shall apply the net proceeds from the sale of the Securities for such purposes as are described under Section 8.4 of the Securities Purchase Agreement.  Except as shall be specifically set forth in the Memorandum or as approved by the board of directors of the Company, the net proceeds of the Offering shall not be used to repay indebtedness to officers, directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g)           During the Offering Period, the Company shall make available for review by prospective purchasers of Securities during normal business hours at the Company’s offices, upon their request, copies of the Company Agreements to the extent that such disclosure shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h)           Except with the prior written consent of the Placement Agent (which shall not be unreasonably withheld) or as set forth in the Memorandum, the Company shall not, at any time prior to the earlier of the Closing Date or the Termination Date, engage in or commit to engage in any transaction outside the ordinary course of business, including without limitation the incurrence of material indebtedness, materially change its business or operations as described in the Memorandum, or issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities except as shall be contemplated by the Memorandum.

(i)           Whether or not the transactions contemplated hereby are consummated, or this Agreement is terminated, the Company hereby agrees to pay all fees, costs and expenses incident hereto and to the Offering, including, without limitation, those in connection with (i) preparing, printing, duplicating, filing, distributing and binding the Memorandum and any and all amendments and/or supplements thereto and any and all agreements, contracts and other documents related hereto and thereto; (ii) the creation, authorization, issuance, transfer and delivery of any of the Securities as well as any shares of Common Stock issued in the Merger, including, without limitation, fees and expenses of any transfer agent or registrar; (iii) the fees and expenses of the Escrow Agent (subject to Section 4(b) hereof); (iv) all fees and expenses of legal, accounting and other advisers to the Company; (v) all filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications (the “Blue Sky Fees”); and (vi) subject to Section 8 hereof, a non-accountable expense allowance equal to $75,000, which amount may be increased with the prior written approval of the Company and which shall be deducted from the gross proceeds from the sale of Units at the first closing of the Offering, to cover, without limitation, the legal fees, mailing, telephone, travel, due diligence and similar expenses of the Placement Agent; provided, however, if the Merger is not consummated such non-accountable expense allowance shall be limited to $50,000 and provided further that if neither the Offering nor the Merger are consummated such non-accountable expense allowance shall be limited at $25,000.

(j)           Until the earlier of the sale of all of the Units or the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate or enter into any agreement with any other placement agent or underwriter with respect to a private or public offering of the Company’s or any subsidiary’s debt or equity securities.  Neither the Company nor anyone acting on its behalf will, until the earlier of the sale of all of the Units or the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(k)          The Placement Agent shall be entitled to the registration rights set forth in the Securities Purchase Agreement with respect to the Placement Agent Warrant Shares as though the Placement Agent were a “Purchaser” thereunder with respect to the Placement Agent Warrant.

(l)           The Placement Agent shall be entitled to a placement agent’s fee and warrants, calculated in a manner consistent with Sections 3(d) and 3(f) above with respect to any subsequent public or private offering or other financing or capital-raising transaction of any kind (“Subsequent Financing”) to the extent that such financing or capital is provided to the Company, or to any Affiliate (as defined below) of the Company, by investors whom Placement Agent had “introduced” (as defined below), directly or indirectly, to the Company if such Subsequent Financing is consummated at any time within the 18-month period following the Termination Date or the Closing Date, if an Offering is consummated (the “Tail Period”).  A party “introduced” by Placement Agent shall mean an investor who either (i) met with the Company and/or had a conversation with the Company either in person or via telephone regarding the Offering, (ii) was provided by Placement Agent with a copy of the Memorandum based upon such investor expressing an interest, directly or indirectly, to Placement Agent in investing in the Offering, or (iii) purchased Units; and, in each instance, is listed on an exhibit that Placement Agent shall provide in written form at the closing of the Offering, if an Offering is consummated, or within ten (10) business days following the Termination Date.  For avoidance of doubt, the reduced percentages provided in Section 3(d) and Section 3(f) with respect to Discounted Investors shall apply to each Discounted Investor that participates in a Subsequent Financing consummated during the Tail Period.  An “Affiliate” of an entity shall mean any individual or entity controlling, controlled by or under common control with such entity and any officer, director, employee, stockholder, partner, member or agent of such entity.

6.           Conditions of Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before the closing of the Offering, of the following additional conditions:

(a)  Each of the representations and warranties of the Company shall be true and correct in all material respects, other than representations and warranties that contain materiality or knowledge standards or qualifications (which representations and warranties shall be true and correct in all respects) when made on the date hereof and on and as of the Closing Date as though made on and as of the Closing Date (except with respect to representations or warranties made as of a specific date, which shall be true and correct as of such date).

(b)  The Company shall have performed and complied in all material respects with all agreements, covenants and conditions that it is required to perform and/or comply under the Transaction Documents at or before the closing of the Offering, including, but not limited to, the consummation of the Merger, effectuation of the Reverse Split and the reduction in its authorized capital.

(c)  No order suspending the use of the Memorandum or enjoining the offering or sale of the Securities shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated and pending, or, to the Company’s knowledge, are contemplated or threatened.

(d)  [Intentionally omitted.]

(e)  The Placement Agent shall have received certificates of the President of the Company, dated as of the Closing Date, certifying on behalf of the Company, in such detail as the Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b) and (c) above.

(f)   The Company shall have delivered to the Placement Agent (i) with respect to the Company, a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation and (ii) certified resolutions of the Company’s board of directors approving this Agreement and the other Transaction Documents and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g)

(h)  At the closing of the Offering, the Company shall have (i) paid to the Placement Agent its Placement Agent’s Fee in respect of all Units sold at the closing, (ii) paid the Merger Advisory Fee (assuming the closing of the Merger), (iii) paid all fees, costs and expenses as set forth in Section 5(i) hereof, and (iiiv) executed and delivered to the Placement Agent the Placement Agent Warrant.

(i)   There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company (“Company Counsel”), dated as of the Closing Date, substantially the same in form and substance as the opinion of such counsel delivered to the investors in the Offering pursuant to the Securities Purchase Agreement, provided that such opinion shall include this Agreement and the Placement Agent Warrant as Transaction Documents (as defined therein) and shall include the Placement Agent Warrant Shares as Warrant Shares (as defined therein).

(j)   Prior to the closing of the Offering, the Company shall have engaged American Stock Transfer & Trust Company, LLC, as its transfer agent for purposes of handling the transfers of its capital stock and other securities.

(k)  All proceedings taken at or prior to the closing of the Offering in connection with the authorization, issuance and sale of the Securities and the Placement Agent Warrant will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(l)   On or immediately prior to the first closing of the Offering, the Company and the Placement Agent shall have entered into a Financial Services Advisory Agreement (the “Advisory Agreement”) in a form acceptable to the Company and the Placement Agent and their respective counsels, which Advisory Agreement will become effective immediately upon the final closing of the Offering.  The Advisory Agreement shall provide that for the period beginning on the date of the first closing of the Offering and ending twelve (12) months after the date of the final closing, the Company shall give the Placement Agent the irrevocable preferential right of first refusal to (i) act as the Company’s exclusive financial advisor in connection with any (A) disposition or acquisition of its assets or business units, (B) any acquisition by the Company of its outstanding securities, any exchange or tender offer, or any merger, consolidation, or other business combination to which the Company is a party, or (C) any recapitalization, reorganization, restructuring or similar transaction, including but not limited to, an extraordinary dividend, or distribution, split-off or spin-off by the Company; (ii) act as lead manager, lead placement agent or lead underwriter in connection any financing or refinancing transaction or in connection with any public or private offering of debt or equity securities by the Company.  The Company represents and warrants that it has not granted any preferential rights similar to those set forth in this Section 6(l) to any party other than the Placement Agent with regard to the transactions contemplated by this Section 6(l).  Notwithstanding anything contained to the contrary herein, this Section 6(l) shall not apply to any sale of assets, assignment for the benefit of creditors or other transactions or series of related transactions undertaken solely and directly in connection with a liquidation, dissolution or winding up of the Company.

6A.         Mutual Condition. The obligations of the Placement Agent and the Company hereunder are subject to the execution and delivery by the prospective Investors in the Offering of a Securities Purchase Agreement, all other documents contemplated thereby and any other documents reasonably requested by the Company.

7.            Indemnity and Contribution

(a)           The Company hereby agrees to indemnify and hold harmless Placement Agent and its controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended), directors, officers, shareholders, and employees (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of members or shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), as incurred, (collectively a “Claim”), that are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with the Company’s engagement of Placement Agent, or (B) otherwise relate to or arise out of Placement Agent’s activities on the Company’s behalf under Placement Agent’s engagement, and the Company shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) as incurred by such Indemnified Person in connection with investigating, preparing or defending any such Claim, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.  Notwithstanding anything in this Agreement to the contrary, the Company will not, however, be responsible for any Claim, to the extent that such claim is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification for such Claim, in which case the Indemnified Persons for whom the Company has paid any amounts shall be liable for the prompt repayment to the Company of all amounts paid by the Company for the benefit of such Indemnified Persons, and Placement Agent shall cause all such Indemnified Persons to sign and deliver to the Company written agreements, in form and substance reasonably determined by Placement Agent, memorializing this result prior to the Company being obligated to expend any amounts to indemnify any such Indemnified Persons (the “Indemnification Reimbursement Agreements”).  The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Company’s engagement of Placement Agent except for any Claim incurred by the Company as a result of such Indemnified Person’s gross negligence or willful misconduct.

(b)           The Company further agrees that it will not, without the prior written consent of Placement Agent, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person from any and all liability arising out of such Claim.

(c)           Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses; provided, however, that the Company shall not have any obligation to commence any indemnification of any Indemnified Person unless and until Placement Agent has delivered to the Company the signed Indemnification Reimbursement Agreement from such Indemnified Person.  If the Company so elects or is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it in any such Claim (and all other Indemnified Persons involved in such Claim) and the Company shall pay the reasonable fees and expenses of such counsel.  Subject to the other terms and conditions of this Agreement, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof, so long as any such compromise or settlement includes a full and complete release of the Company and all of its affiliates.  In addition, with respect to any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain his, her or its own counsel therefor at his, her or its own expense.

(d)           Subject to the other terms and conditions of this Agreement, the Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not Placement Agent is the Indemnified Person), the Company and Placement Agent shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Placement Agent on the other, in connection with Placement Agent’s engagement referred to above, subject to the limitation that in no event shall the amount of Placement Agent’s contribution to such Claim exceed the amount of fees actually received by Placement Agent from the Company pursuant to Placement Agent’s engagement.  The Company hereby agrees that the relative benefits to the Company, on the one hand, and Placement Agent on the other, with respect to Placement Agent’s engagement shall be deemed to be in the same proportion as (a) the total value paid or committed to be paid or received by the Company or its stockholders as the case may be, pursuant to the Offering (whether or not consummated) for which Placement Agent is engaged to render services bears to (b) the fee paid or proposed to be paid to Rodman in connection with such engagement.

(e)           The Company’s indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity and (b) shall be effective whether or not the Company is at fault in any way.

8.           Termination.

(a)           The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that (i) any of the representations or warranties of the Company contained herein shall prove to have been false or misleading in any material respect when made or deemed made, (ii) the Company shall have failed in any material respect to perform any of its obligations hereunder, (iii) the Company shall have determined for any reason not to continue with the Offering or (iv) the Placement Agent shall determine in its sole reasonable discretion that any of the conditions to closing set forth herein will not, or cannot, be satisfied.

(b)           This Offering may be terminated by the Company at any time prior to the Termination Date in the event that (i) the Placement Agent shall have failed in any material respect to perform any of its obligations hereunder or (ii) there shall occur any event described in Section 8(a) above not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company.

(c)           Upon any such termination, the Escrow Agent will cause, at the request of the Placement Agent, all money received from prospective purchasers of Units in the offering in respect of subscriptions for Units not accepted by the Company to be promptly returned to such prospective purchasers without interest, penalty, expense or deduction.  Any interest earned thereon shall be applied to the payment of the Escrow Agent’s fees and expenses.

9.           Survival.

(a)           The obligations of the parties to pay any costs and expenses hereunder (other than, in the event of a termination pursuant to Section 8(b)(i), the expense allowance contemplated under Section 5(i)(xi)) and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b)           The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Securities.

10.           Notices.  All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Rodman & Renshaw, LLC, 1251 Avenue of the Americas, 20th Floor, New York, New York 10020, Attention: General Counsel, Telefax number (212) 356-0536, with a copy to Morse, Zelnick, Rose & Lander LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, Attention:  Kenneth S. Rose, Esq., and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to One Gateway Center, Suite 504, Newton, Massachusetts 02458, Attention: Harry Palmin, Chief Executive Officer and President, with a copy to Foley Hoag LLP, Seaport West, 155 Seaport Boulevard, Boston, Massachusetts 02210, Attention: Paul Bork, Esq.

11.           ARBITRATION, CHOICE OF LAW; COSTS. THE PARTIES HERETO AGREE TO SUBMIT ALL CONTROVERSIES TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTAND THAT (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES, (B) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL, (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS, (D) THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULES BY ARBITRATORS IS STRICTLY LIMITED, (E) THE PANEL OF FINANCIAL INDUSTRY REGULATORY AUTHORITY, INC. (“FINRA”) ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY, AND (F) ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO FINRA.  JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED.  THE PARTIES AGREE THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.  THE PREVAILING PARTY, AS DETERMINED BY SUCH ARBITRATORS, IN A LEGAL PROCEEDING SHALL BE ENTITLED TO COLLECT ANY COSTS, DISBURSEMENTS AND REASONABLE ATTORNEY’S FEES FROM THE OTHER PARTY.

12.           Confidentiality.  The Company hereby agrees to hold confidential the identities of the purchasers in the Offering and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law.  The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions.  The Company hereby agrees that the Placement Agent will have an adequate remedy at law in the event that the Company breaches these confidentiality provisions contained herein, and that the Placement Agent will suffer irreparable damage and injury as a result of any such breach.  Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have. Notwithstanding the foregoing, the Company shall not be deemed to be in violation of this Section 12 by virtue of revealing the identities of such purchasers to the Company’s transfer agent and professional advisors.

13.           Miscellaneous.  No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.  Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby.  No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.  This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

14.           Entire Agreement.  This Agreement together with any other agreement referred to herein is intended to supersede all prior agreements between the parties with respect to the Securities purchased hereunder and the subject matter hereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours,

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry Palmin
Title: Chief Executive Officer

Accepted and agreed to as of the ____
day of April, 2011.

RODMAN & RENSHAW, LLC

By:	/s/ John Borer
Name:
Title: